Exhibit 99.1
Investor Presentation Financial Information as of September 30, 2009

Forward Looking Information Certain statements contained in this presentation and the accompanying slides may not be based on historical facts and are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may be identified by reference to a future period or by the use of forward-looking terminology, such as “anticipate,” “believe,” “estimate,” “expect,” “foresee,” “may,” “might,” “will,” “intend,” “could,” “would” or “plan,” or future or conditional verb tenses, and variations or negatives of such terms. These forward-looking statements include, without limitation, statements about growth opportunities and the potential impact of recent market expansion. We caution you not to place undue reliance on the forward-looking statements contained in this presentation, in that actual results could differ materially from those indicated in such forward-looking statements as a result of a variety of factors. These factors include, but are not limited to, the ability of BancorpSouth to provide and market competitive products and services, the ability of BancorpSouth to manage growth and effectively serve an expanding customer and market base, changes in economic conditions, the ability of BancorpSouth to identify and enter new markets, changes in BancorpSouth’s operating or expansion strategy, changes in the national economy and in the economy in BancorpSouth’s market areas, the ability of BancorpSouth to attract, train and retain qualified personnel, changes in consumer preferences, geographic concentrations of BancorpSouth’s assets, the ability of BancorpSouth to implement and integrate new technologies, changes in business conditions, including, for example, changes in interest rates and regulatory changes, and other factors detailed from time to time in BancorpSouth’s press releases and filings with the Securities and Exchange Commission. BancorpSouth does not undertake any obligation to update or revise forward-looking statements to reflect events or circumstances after the date of this presentation. Unless otherwise noted, any quotes in this presentation can be attributed to company management.

Beginning in a Verona, MS hardware store during 1876 and growing to a strong regional bank with ... $ 13.3 billion in assets A market presence in 9 states 318 locations A comprehensive line of financial products and services to individuals and to small- to mid-size businesses Traditional banking and non-interest products Data as of September 30, 2009

Why BancorpSouth? “BancorpSouth is well-positioned to continue to grow and perform at a high level.” 1. We have a strong level of high quality capital. 9 Equity to Assets of 9.69% 9 Tangible Equity to Tangible Assets of 7.64% 2. Our business model has proven to be effective in a variety of environments. 3. We have a strong and experienced management team. Data as of September 30, 2009

Growth Strategy “We have demonstrated success in leveraging capital to support quality growth.” Quality internal growth from new and existing markets Opportunities for FDIC-assisted transactions We have a core competency in acquiring companies that offer significant franchise value 9 First United Bancshares (2000) – AR, LA, & TX 9 Pinnacle Bank (2002) – AR 9 Business Bank (2005) – LA 9 Premier Bank (2005) – TN 9 American State Bank (2005) – AR 9 Signature Bank (2007) – MO

Where We Are Today * Insurance office in Itasca, IL not shown

Planning for the Future “We have continued to invest in our franchise by opening 12 full-service branches in the last year.”

Consistent Performance “We have continued to grow revenue in a recessionary environment.” Nine Months Ended September 30, 2009 2008 Net interest revenue $332.5 $329.5 Noninterest revenue 205.6 202.9 Total $538.1 $532.4 1.1% Growth Dollars in millions

Diversified Revenue Stream Net Interest Revenue Noninterest 62% Revenue 38% Mortgage lending 11% Insurance Credit card, commissions debit card, and 32% merchant fees 13% Service charges Other Trust income 22% 19% 3% Percentages based on YTD data as of September 30, 2009

Experienced Management Team Sound understanding of economic and business cycles Market-specific leadership through regional and community presidents Autonomy and flexibility to adapt quickly to changing market conditions Strong centralized support ensures superior credit quality and operational efficiency

Financial Highlights

Balance Sheet Information As of September 30, 2009 2008 % Change Total assets $13,272 $13,301 -0.2 % Total earning assets 12,095 12,074 0.2 Total Securities 2,139 2,270 -5.8 Loans, net of unearned discount 9,758 9,592 1.7 Allowance for credit losses (145) (129) 12.4 Total deposits 10,297 9,685 6.3 Short-term borrowings, fed funds purchased, and securities sold under agreement to repurchase 1,016 1,704 -40.4 Common shareholders’ equity 1,286 1,243 3.5 Book value per share $15.41 $14.96 3.0 % Dollars in millions, except per share amounts

Operating Results “Consistently strong performance in a challenging environment.” Nine Months Ended September 30, 2009 2008 % Change Net interest revenue $332.6 $329.5 0.9 % Provision for credit losses 55.1 38.4 43.5 Noninterest revenue 205.6 202.9 1.3 Noninterest expense 361.5 341.6 5.8 Income before income taxes 121.6 152.5 (20.3) Income tax provision 36.7 48.9 (24.9) Net income $84.9 $103.6 (18.1) % Net income per share: diluted $1.02 $1.25 (18.4) % Dollars in millions, except per share amounts

Net Interest Margin 4.00% 3.77% 3.75% 3.50% 3.25% 3.25% 3.00% 2.75% Q3-06 Q4-06 Q1-07 Q2-07 Q3-07 Q4-07 Q1-08 Q2-08 Q3-08 Q4-08 Q1-09 Q2-09 Q3-09 BXS SNL Bank Peer Data from SNL Financial as of 11/3/09 The SNL Bank peer group includes a number of publicly traded banks and bank holding companies, as compiled by SNL Financial LC. The aggregate amounts are size-weighted, calculated by consolidating all companies into a single entity.

Noninterest Revenue “We have a diversified stream of noninterest revenue.” Nine Months Ended September 30, 2009 2008 $ Change Insurance commissions $63.4 $67.9 -$4.5 Mortgage lending 23.6 14.3 9.3 Credit card, debit card, and merchant fees 26.4 25.3 1.1 Service charges 46.0 50.6 -4.6 Trust income 6.7 7.0 -0.3 Other 39.5 37.8 1.7 Total noninterest revenue $205.6 $202.9 $2.7 Dollars in millions

Noninterest Expense Nine Months Ended September 30, 2009 2008 $ Change Salaries and employee benefits $211.8 $207.2 $4.6 Occupancy, net of rental income 31.2 29.5 1.7 Equipment 17.9 18.9 -1.0 Deposit insurance assessments 15.9 1.4 14.5 Other 84.6 84.6 0.0 Total noninterest expense $361.4 $341.6 $19.8 Dollars in millions

Earnings Per Share History $1.69 $1.57 $1.60 $1.43 $1.47 $1.45 $1.20 $0.80 $1.25 . $1.02 $0.40 $0.00 2004 2005 2006 2007 2008 2009 3rd Qtr YTD Total Year

Deposits and Borrowings 3Q-08 6% 31% 15% “Demand deposits have risen 11% from 3Q-08 to 3Q-09.” 5% 14% 3Q-09 29% 31% 6% 9% 5% 34% 15% Demand — Non-Interest Demand — Interest CDs Savings Short-Term Borrowings Other Data based on Average Balances

Deposits “A strategy of controlled growth.” Total Deposits as of September 30 ($ in billions) $10.2 $10.3 $11.0 $9.5 $9.7 $9.2 $10.0 $8.8 $9.0 $8.0 $7.0 $6.0 $5.0 2004 2005 2006 2007 2008 2009 7% 7% 17% AL TX AR 10% TN LA 8% 4% MO MS as of September 30, 2009 47%

Loans Loans Net of Unearned Income as of September 30 ($ in billions) $9.8 $11.0 CAGR = 8.42% $9.6 $9.1 $7.8 $9.0 $7.1 $6.5 $7.0 $5.0 $3.0 2004 2005 2006 2007 2008 2009 8% “Loan growth has 7% 14% continued at a 12% TX AL TN AR steady pace.” 7% MO LA 9% MS as of September 30, 2009 43%

Loan Portfolio NPL as a Percent of Outstanding NPL Outstanding Commercial & Industrial $1,442 $7.5 0.57% Real Estate 7,578 97.5 1.29 Consumer Mortgages 2,046 27.1 1.32 Home Equity 541 2.6 0.48 Agricultural 255 2.9 1.15 Commercial & Industrial-Owner Occupied 1,433 6.4 0.45 Construction, Acquisition and Development 1,534 45.8 2.98 Commercial 1,770 12.8 0.72 Credit Cards 103 4.3 4.17 All Other 634 2.3 0.31 Total Loans $9,758 $111.6 1.14% as of September 30, 2009, dollars in millions

Real Estate Construction, Acquisition and Development NPL as a Percent of Outstanding NPL Outstanding Multi-Family Construction $10 $0.0 0.00% Condominiums 19 0.0 0.00 1-4 Family Construction 284 7.7 2.70 Recreation and All Other Loans 47 0.0 0.00 Commercial Construction 279 0.0 0.00 Commercial Acquisition and Development 273 4.4 1.61 Residential Acquisition and Development 622 33.7 5.42 Real Estate Construction, Acquisition and Development $1,534 $45.8 2.98% as of September 30, 2009, dollars in millions

Other Real Estate Owned by Type Residential A & D $25.1 Income Producing 10.8 1-4 Family Const. 9.8 Consumer Mortgage 5.6 C & I, Owner-occupied 5.1 Commercial A & D 4.2 Other 0.6 HELOCs 0.5 Recreation & All Other Land 0.3 Agricultural Land 0.0 Total $62.1 as of September 30, 2009, dollars in millions

Non-Accruing and Restructured Loans / Loans (%) 4.00% 3.63% 3.29% 3.00% 2.55% 2.29% 1.89% 26% of the Peer 2.00% Group Average 0.93% 1.00% 0.48% 0.55% 0.35% 0.32% 0.00% 9/30/08 12/31/08 3/31/09 6/30/09 9/30/09 BXS SNL Bank Peer Data from SNL Financial as of 11/3/09 The SNL Bank peer group includes a number of publicly traded banks and bank holding companies, as compiled by SNL Financial LC. The aggregate amounts are size-weighted, calculated by consolidating all companies into a single entity.

Net Charge-Offs / Average Loans (%) 4.00% 3.29% 3.00% 3.00% 2.38% 2.29% 1.72% 21% of the Peer 2.00% Group Average 1.00% 0.68% 0.57% 0.54% 0.55% 0.44% 0.00% 9/30/08 12/31/08 3/31/09 6/30/09 9/30/09 BXS SNL Bank Peer Data from SNL Financial as of 11/3/09 The SNL Bank peer group includes a number of publicly traded banks and bank holding companies, as compiled by SNL Financial LC. The aggregate amounts are size-weighted, calculated by consolidating all companies into a single entity.

Non-Performing Assets / Assets (%) 4.00% 3.13% 3.00% 2.45% 1.97% 42% of the Peer 1.56% 2.00% 1.58% Group Average 1.00% 1.12% 1.31% 0.90% 0.73% 0.82% 0.00% 9/30/08 12/31/08 3/31/09 6/30/09 9/30/09 BXS SNL Bank Peer Data from SNL Financial as of 11/3/09 The SNL Bank peer group includes a number of publicly traded banks and bank holding companies, as compiled by SNL Financial LC. The aggregate amounts are size-weighted, calculated by consolidating all companies into a single entity.

Reserve Coverage of Non-Performing Assets (%) 200% 132.25% 150% 120.36% 111.02% 93.03% 83.35% 137% of the Peer 100% Group Average 80.52% 84.16% 50% 73.28% 65.75% 60.82% 0% 9/30/08 12/31/08 3/31/09 6/30/09 9/30/09 BXS SNL Bank Peer Data from SNL Financial as of 11/3/09 The SNL Bank peer group includes a number of publicly traded banks and bank holding companies, as compiled by SNL Financial LC. The aggregate amounts are size-weighted, calculated by consolidating all companies into a single entity.

Total Equity / Total Assets (%) 11.00% 9.66% 9.85% 10.00% 9.34% 9.41% 9.21% 9.20% 9.59% 9.69% 9.00% 100% Common 9.33% Equity 8.72% 8.86% 8.00% 7.87% 7.00% 6/30/08 9/30/08 12/31/08 3/31/09 6/30/09 9/30/09 BXS SNL Bank Peer Data from SNL Financial as of 11/3/09 The SNL Bank peer group includes a number of publicly traded banks and bank holding companies, as compiled by SNL Financial LC. The aggregate amounts are size-weighted, calculated by consolidating all companies into a single entity.

Tangible Equity / Tangible Assets (%) 8.00% 7.53% 7.64% 7.25% 7.15% 7.29% 7.12% 7.00% 6.79% 6.75% 6.46% 113% of the Peer 6.00% Group Average 5.93% 5.00% 5.27% 4.81% 4.00% 6/30/08 9/30/08 12/31/08 3/31/09 6/30/09 9/30/09 BXS SNL Bank Peer Data from SNL Financial as of 11/3/09 The SNL Bank peer group includes a number of publicly traded banks and bank holding companies, as compiled by SNL Financial LC. The aggregate amounts are size-weighted, calculated by consolidating all companies into a single entity.

Dividend Growth Dividend Yield = 3.90% * $0.88 $0.90 $0.85 $0.80 $0.75 $0.70 $0.65 $0.60 $0.55 $0.50 $0.45 $0.40 $0.35 $0.30 $0.25 $0.20 $0.15 $0.10 $0.05 $0.00 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 Cash dividend per share of common stock * as of November 3, 2009

Total Shareholder Return including dividends Periods ending 9/30/09 15.0% 10.7% 10.0% 7.3% 7.6% 4.4% 4.8% 5.0% 0.0% 1.0% -0.2% -5.0% -3.9% -10.0% -15.0% -15.2% -20.0% -25.0% 5 Year 10 Year 15 Year S&P 500 Index S&P 500 Banks Index BXS Source: Bloomberg

“A $10,000 investment in BancorpSouth in 1989 would be worth $89,614 today!” $140,000 CAGR = 11.59% $120,000 $100,000 $80,000 $60,000 $40,000 $20,000 $0 Nov-89 Nov-94 Nov-99 Nov-04 Nov-09 Values as of November 3, 1989 — 2009 Assumes dividend reinvestment Source: Bloomberg

BancorpSouth’s common stock is traded on the New York Stock Exchange under the symbol BXS. Additional information can be found at www.bancorpsouth.com .

A Leading Regional Bank in the Mid-South

Reconciliation of Non-GAAP Measures

	As of	As of	As of	As of	As of	As of
	6/30/2008	9/30/2008	12/31/2008	3/31/2009	6/30/2009	9/30/2009

(Period End Balances)

Shareholders’ Equity —> A	1,233,776	1,242,719	1,240,260	1,255,659	1,274,947	1,286,218
Assets —> B	13,399,151	13,300,728	13,480,218	13,458,364	13,297,819	13,271,873
Intangibles —> C	301,896	300,624	297,131	295,867	295,639	294,444
Tangible Equity —> D=A-C	931,879	942,095	943,129	959,792	979,308	991,775
Tangible Assets —> E=B-C	13,097,255	13,000,104	13,183,087	13,162,497	13,002,180	12,977,429

Total Equity / Total Assets (%) —> F=A/B	9.21%	9.34%	9.20%	9.33%	9.59%	9.69%
Tangible Equity / Tangible Assets (%) —> G=D/E	7.12%	7.25%	7.15%	7.29%	7.53%	7.64%